UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No.         )

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Non-Invasive Monitoring Systems, Inc.
(Name of registrant as specified in its charter)

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Non-Invasive Monitoring Systems, Inc.

4400 Biscayne Blvd., Suite 180

Miami, Florida 33137

INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT

OF THE MAJORITY SHAREHOLDERS IN LIEU OF A MEETING

Dear Shareholder:

We are writing to advise you of certain action taken by the written consent, which we refer to as the Written Consent, of the majority shareholders of Non-Invasive Monitoring Systems, Inc., a Florida corporation (the “Company,” “NIMS,” “we,” “us” or “our”), on March 16, 2012. Pursuant to the Written Consent, our majority shareholders, who we refer to collectively as the Majority Shareholders, approved:

•

an amendment to our Articles of Incorporation, referred to as the Amendment, which increases the authorized number of shares of our common stock, par value $0.01 per share, which we refer to as Common Stock, from 100,000,000 shares to 400,000,000 shares; and

•

the Non-Invasive Monitoring Systems, Inc. 2011 Equity Incentive Plan, referred to as the Plan, pursuant to which we may award up to 4,000,000 shares of Common Stock to our employees, nonemployee directors and independent contractors for the purpose of, among other things, motivating these persons to put forth maximum efforts toward our growth, profitability and success.

Additional details of the Amendment and the Plan, including the full text of the Amendment and the Plan, are set forth in, or annexed to, the accompanying Information Statement. The Amendment and the Plan will become effective no sooner than twenty (20) calendar days following the mailing of this Information Statement.

The Written Consent was taken pursuant to Section 607.0704 of the Florida Business Corporation Act, referred to as the FBCA, which provides that any action that may be taken at a meeting of the shareholders may be taken by the written consent of the holders of the number of shares of voting stock required to approve the action at a meeting. On such basis, in order to eliminate the costs and management time involved in holding a special meeting of shareholders, our Majority Shareholders approved the Amendment and the Plan in accordance with the FBCA.

Please note that no action is required by you.

This Information Statement is being furnished to all of our shareholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act, and the rules promulgated by the SEC thereunder, solely for the purpose of informing our shareholders of the actions taken by the Written Consent before they become effective. In accordance with Rule 14c-2 under the Exchange Act, the actions taken by the Written Consent will become effective no sooner than twenty (20) calendar days after the date on which this Information Statement is sent or given to our shareholders. You are urged to read the attached Information Statement in its entirety.

By order of the Board of Directors,

Jane H. Hsiao, Ph.D., M.B.A.

Interim Chief Executive Officer

Chairman of the Board of Directors

March    , 2012

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO SHAREHOLDERS ON OR ABOUT MARCH , 2012. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

Non-Invasive Monitoring Systems, Inc.

4400 Biscayne Blvd., Suite 180

Miami, Florida 33137

(305) 575-4200

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED

IN CONNECTION WITH THIS INFORMATION STATEMENT

GENERAL INFORMATION

In this Information Statement, we refer to Non-Invasive Monitoring Systems, Inc. as the Company, NIMS, we, us, and our.

This Information Statement is being mailed on or about March , 2012 to our shareholders of record as of the close of business on March 16, 2012. This Information Statement is furnished in connection with actions taken by the written consent of our majority shareholders on March 16, 2012, which we refer to as the Written Consent. The actions taken by the Written Consent will not become effective until at least twenty (20) calendar days after this Information Statement is first sent or given to shareholders in accordance with the requirements of Rule 14c-2(b) under the Securities Exchange Act of 1934, referred to as the Exchange Act.

Pursuant to the Written Consent, our shareholders, referred to as the Majority Shareholders, holding a majority of our outstanding common stock, par value $0.01 per share, referred to as Common Stock, Series C Convertible Preferred Stock, par value $1.00 per share, and Series D Convertible Preferred Stock, par value $1.00 per share, together comprising approximately 61.3% of the voting power of all of our outstanding shares of capital stock, approved:

•	an amendment to our Articles of Incorporation, referred to as the Amendment, which increases the authorized number of shares of Common Stock from 100,000,000 shares to 400,000,000 shares; and

•

the Non-Invasive Monitoring Systems, Inc. 2011 Equity Incentive Plan, referred to as the Plan, pursuant to which we may award up to 4,000,000 shares of Common Stock to our employees, nonemployee directors and independent contractors for the purpose of, among other things, motivating these persons to put forth maximum efforts toward our growth, profitability and success.

The Plan was originally approved by our Board of Directors, referred to as our Board, and the Board’s Compensation Committee on November 18, 2010 and was ratified at a meeting of the Board on March 14, 2012, at which time the Board approved the Amendment and recommended it to our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent our expectations or beliefs concerning future events. When used in this Information Statement, the terms “anticipate,” “believe,” “estimate,” “expect” and “intend” and words or phrases of similar import, as they relate to us, are intended to identify forward-looking statements. We undertake no obligation to update, and we do not have a policy of updating or revising, these forward-looking statements.

COMPANY OVERVIEW

We were incorporated under the laws of the State of Florida on July 16, 1980. Our offices are located at 4400 Biscayne Boulevard, Suite 180, Miami, Florida, 33137, and our telephone number is (305) 575-4200. Our primary business is the research, development, manufacture and marketing of a line of motorized, non-invasive, whole body, periodic acceleration platforms, which are intended as aids to increase local circulation and temporary relief of minor aches and pains, produce local muscle relaxation and reduce morning stiffness. Our current products are derivatives of our original acceleration platform, the AT-101, and are intended for use in homes, wellness and fitness centers, healthcare providers offices and clinics, nursing homes, assisted living facilities, sports facilities and hospitals. In addition, we receive royalty revenue from the sales of non-invasive diagnostic monitoring devices and related software utilizing our intellectual property.

THE AMENDMENT

Pursuant to the Amendment, we will increase the number of authorized shares of Common Stock from 100,000,000 to 400,000,000. This increase in authorized share capital does not affect the number of shares of stock presently outstanding, nor does it affect the number of shares that you own; however, our issuance of additional shares may dilute your percentage ownership of the Company. The Amendment will effect no other changes to our Articles of Incorporation, and the full text of the Amendment is set forth in Annex A to this Information Statement. We believe that the authorization of additional share capital will enhance our ability to grow our business, raise capital and respond to potential mergers and acquisitions; we cannot assure you, however, that the Amendment will result in the expansion of our business, the raising of capital or the effecting of a merger or acquisition or otherwise result in our Company becoming more attractive to acquisition candidates or potential investors.

THE PLAN

General

On November 18, 2010, the Board and Compensation Committee approved, and, on March 14, 2012, the Board ratified, the Non-Invasive Monitoring Systems, Inc. 2011 Equity Incentive Plan, referred to as the Plan, in each case subject to shareholder approval. The effective date of the Plan was November 18, 2010; however, no awards have been granted under the Plan. The following description of the Plan is qualified in its entirety by the text of the Plan which is included in this Information Statement as Annex B.

Awards

Awards granted under the Plan may consist of incentive stock options, stock appreciation rights (SAR), restricted stock grants, restricted stock units (RSU) performance shares, performance units or cash awards. Each award is subject to the terms and conditions set forth in the Plan and to those other terms and conditions specified by the Compensation Committee and memorialized in a written award agreement.

Shares Subject to the Plan

Subject to adjustment in certain circumstances as discussed below, the Plan authorizes up to 4,000,000 shares of our Common Stock for issuance pursuant to the terms of the Plan. If and to the extent Awards granted under the Plan terminate, expire, cancel, or are forfeited without being exercised and/or delivered, the shares subject to such awards will again be available for grant under the Plan. Additionally, to the extent any shares subject to an award are tendered and/or withheld in settlement of any exercise price and/or any tax withholding obligation associated with that award, those shares will again be available for grant under the Plan.

In the event of any recapitalization, reorganization, merger, stock split or combination, stock dividend or other similar event or transaction, substitutions or adjustments will be made by the Compensation Committee to: (i) the aggregate number, class and/or issuer of the securities reserved for issuance under the Plan; (ii) the number, class and/or issuer of securities subject to outstanding awards; and (iii) the exercise price of outstanding options or SARs, in each case in a manner that reflects equitably the effects of such event or transaction.

Administration

The Plan will be administered and interpreted by the Compensation Committee, provided that our board of directors may in any instance perform any of the functions of the Compensation Committee. The Compensation Committee will have full authority to grant awards under the Plan and determine the terms of such awards, including the persons to whom awards are to be granted, the type and number of awards to be granted and the number of shares of our Common Stock to be covered by each award. The Compensation Committee will also have full authority to specify the time(s) at which awards will be exercisable or settled.

Eligibility

Employees, directors, and independent contractors are eligible to participate in the Plan; provided, however, that only our employees or our subsidiaries’ employees are eligible to receive incentive stock options. As of March 16, 2012, we had six directors and one employee (not including Dr. Hsiao, who is serving as our interim CEO and is not considered an employee). From time to time, we engage independent contractors.

Per Person Limitations

Maximum Aggregate Number of Shares Underlying Stock-Based Awards Granted Under the Plan to any Single Participant.

The maximum aggregate number of shares of Common Stock underlying all awards measured in shares of Common Stock (whether payable in Common Stock, cash or a combination of both) that may be granted to any single participant in respect of any fiscal year of the Company shall be 1,000,000 shares.

Maximum Dollar Amount Underlying Cash-Based Awards Granted Under the 2011 Equity Incentive Plan to Any Single Participant.

The maximum dollar amount that may be paid to any single participant with respect to all awards measured in cash (whether payable in Common Stock, cash or a combination of both) in respect of any fiscal year of the Company shall be $1,000,000.

Stock Options

General. The Compensation Committee may grant options qualifying as incentive stock options (ISO) within the meaning of Section 422 of the U.S. Internal Revenue Code, referred to as the Code, and/or Non-Qualified Stock Options (NQSO) in accordance with the terms and conditions set forth in the Plan.

Term, Purchase Price, Vesting and Method of Exercise of Options. The exercise price of any stock option granted under the Plan will be no less than the fair market value of such stock on the date the option is granted.

The Compensation Committee may determine the option exercise period for each option; provided, however, that the exercise period of any option intended to be an ISO, may not exceed ten (10) years from the date of grant. Vesting for each option will also be determined by the Compensation Committee.

Generally, payment of the option price may be made (i) in cash, (ii) in the sole discretion of the Compensation Committee, by the delivery of shares of the Company then owned by the participant, by the withholding of shares of for which an option is exercisable, or by a combination of these methods., (iii) by such other lawful method as the Compensation Committee may approve. The participant must pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of our Common Stock will not be issued or transferred upon exercise of the option until the option price and the withholding obligation are fully paid.

SARs

The Compensation Committee is authorized to grant SARs pursuant to the terms of the Plan. Upon exercise of a SAR, the participant is entitled to receive an amount equal to the difference between the fair market value of the shares of our Common Stock underlying the SAR on the date of grant and the fair market value of the shares of our Common Stock underlying the SAR on the date of exercise. Such amount may be paid in cash or shares of our Common Stock as determined by the Compensation Committee.

Restricted Stock Awards

The Compensation Committee is authorized to grant awards of restricted stock. Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment in certain circumstances. The restricted period generally is established by the Compensation Committee. While the shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares. Unless otherwise determined by the Compensation Committee, an award of restricted stock entitles the participant to all of the rights of a shareholder, including the right to vote the shares and the right to receive any dividends thereon.

RSUs

The Compensation Committee is authorized to issue RSUs pursuant to the terms of the Plan. A RSU is a contractual promise to issue shares and/or cash in an amount equal to the fair market value (determined at the time of distribution) of the shares of our Common Stock subject to the award, at a specified future date, subject to the fulfillment of vesting conditions specified by the Compensation Committee. Prior to settlement, a RSU carries no voting or dividend rights or other rights associated with stock ownership. A RSU award may be settled in our Common Stock, cash, or in any combination of our Common Stock and/or cash; provided, however, that a determination to settle a RSU in whole or in part in cash shall be made by the Compensation Committee, in its sole discretion.

Performance Awards

In order to enable the Company to avail itself of the tax deductibility of “qualified performance-based compensation,” within the meaning of Code Section 162(m), the Plan provides for performance based awards, the grant or vesting of which is dependent upon attainment of objective performance targets relative to certain performance measures. The Compensation Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

Amendment and Termination of the Plan

The term of the Plan is 10 years. Our board of directors may amend, alter or discontinue the Plan at any time, provided however, that any amendment that increases the aggregate number of shares of our Common Stock that may be issued or transferred under the Plan, or changes the class of individuals eligible to participate in the Plan, will be subject to approval by our shareholders.

Accelerated Vesting Upon a Change in Control

Notwithstanding any other provision of the Plan to the contrary, and without limiting the powers of the Compensation Committee under the Plan, if there is a Change in Control of the Company, as defined in the Plan, the vesting date and/or payout of each outstanding award shall be accelerated so that each such award shall, immediately prior to the effective date of the Change in Control, become fully vested with respect to the total number of shares of Common Stock subject to such award. Upon the consummation of any Change in Control, all outstanding awards under the Plan shall, to the extent not previously exercised, either be assumed by any successor corporation or parent thereof or be replaced with a comparable award with respect to shares of Common Stock of such successor corporation or parent thereof.

New Plan Benefits

Because future awards under the Plan will be granted at the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. However, information regarding our recent practices with respect to annual, long-term and stock-based compensation under other plans is presented below in the “Summary Compensation Table” and the table set forth under “Outstanding Equity Awards as of July 31, 2011.”

Federal Income Tax Consequences under the Plan

Set forth below is a general description of the federal income tax consequences relating to awards granted under the Plan. Participants are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state and local tax laws.

NQSOs

There are no federal income tax consequences to participants or to us upon the grant of a NQSO. Upon the exercise of a NQSO, participants will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO and we generally will be entitled to a corresponding federal income tax deduction at that time. Upon the sale of shares acquired by exercise of a NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

ISOs

Participants will not be subject to federal income taxation upon the grant or exercise of an ISO and we will not be entitled to a federal income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is an item of tax preference subject to the alternative minimum tax. A sale of shares acquired by exercise of an ISO that does not occur within one year after the exercise or within two years after the grant of the ISO generally will result in the recognition of long-term capital gain or loss equal to the difference between the amount realized on the sale and the option exercise price and we will not be entitled to any tax deduction in connection therewith.

If such sale occurs within one year from the date of exercise of the ISO or within two years from the date of grant, also known as a disqualifying disposition, the participant generally will recognize ordinary income equal to the lesser of the excess of the fair market value of the shares on the date of exercise over the exercise price, or the excess of the amount realized on the sale of the shares over the exercise price. We generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the participant.

SARs

The participant will not recognize any income upon the grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income equal to the value of the shares of our Common Stock and/or cash received upon such exercise, and we will be entitled to a corresponding deduction. Shares received in connection with the exercise of a SAR will have a tax basis equal to their fair market value on the date of transfer, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

Restricted Stock

A participant normally will not recognize taxable income upon the award of restricted stock, and we will not be entitled to a deduction, until such stock is transferable by the participant or is no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the shares of Common Stock are either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the shares of Common Stock subject to the award at that time and the amount paid by the participant for the shares, if any. We will be entitled to a deduction equal to the income recognized by the participant.

A participant may, however, elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the difference between the fair market value of the shares of Common Stock subject to the award at that time, determined without regard to any restrictions, and the amount paid by the participant for the shares, if any. In this event, we will be entitled to a deduction equal to the amount recognized as compensation by the participant in the same year. In addition, in this event, the participant will not be required to recognize any taxable income upon vesting of the shares. Any gain or loss recognized by the participant upon subsequent disposition of the share of Common Stock will be capital gain or loss (long-term or short-term, depending on how long the shares were held). If, after making the election, any share of Common Stock subject to an award is forfeited, the participant will not be entitled to any tax deduction or tax refund.

RSUs

A participant will not recognize taxable income upon the grant of a RSU, and we will not be entitled to a deduction, until the shares and/or cash with respect to the award are transferred to the participant, generally at the end of the vesting period. At the time of transfer, the participant will recognize ordinary income equal to the value of the shares of Common Stock and/or cash. We will be entitled to a deduction equal to the income recognized by the participant. The subsequent disposition of shares acquired pursuant to a RSU Award will result in capital gain or loss (based upon the difference between the price received upon disposition and the participant’s basis in those shares — i.e., generally, the market value of the shares at the time of their distribution).

Section 162(m)

Under the Plan, options or SARs granted with an exercise price at least equal to 100% of the fair market value of the underlying shares at the date of grant and awards that are conditioned upon achievement of certain performance goals may satisfy the requirements for treatment as “qualified performance-based compensation.” A number of other requirements must be met, however, in order for those awards to so qualify. Accordingly, there can be no assurance that such awards under the Plan will be fully deductible under all circumstances. In addition, other awards under the Plan generally will not so qualify, so that compensation paid to certain executives in connection with those awards may, to the extent it and other non-exempt compensation exceed $1,000,000 in any given year, be subject to the deduction limitation of Section 162(m) of the Code.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation information for the years ended July 31, 2011 and 2010 for our principal executive officer and each of our executive officers receiving compensation in excess of $100,000 in any such fiscal year. We refer to these persons as our named executive officers.

SUMMARY COMPENSATION TABLE

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Marvin Sackner – Former President and CEO (3)	2011	18,000	—	0	—	18,000
	2010	52,000	—	25,703	—	77,703
Steven Mrha – Former COO (4)	2011	195,048	—	0	7,802	202,850
	2010	255,730	—	25,703	9,442	290,875

(1)

Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are described in Note 4 to the Company’s audited financial statements, included in the Company’s Annual Report on Form 10-K for the year ended July 31, 2011.

(2)	Includes the Company’s match of employee 401(k) contributions under safe harbor matching guidelines.

(3)	Dr. Sackner retired as the Company’s President and Chief Executive Officer on February 28, 2012.

(4)	Mr. Mrha resigned as the company’s COO effective July 2011.

Prior to his retirement, Dr. Sackner was an at-will employee and did not have an employment contract with us. Prior to his resignation, Mr. Mrha was an at-will employee, and did not have an employment contract with us. Pursuant to a Stock Purchase Agreement entered into in 2005, for as long as Frost Gamma Investments Trust (the beneficial owner of more than 10% of our common stock) owns at least 5,000,000 shares of our common stock, it has the right to: (i) recommend and approve both the Chief Executive Officer and the Director of Marketing, and (ii) cap all executive salaries, including that of Dr. Marvin Sackner, which was originally set under such agreement at $52,000 per year. Beginning December 4, 2010, Dr. Marvin Sackner’s salary was reduced to zero.

Outstanding Equity Awards as of July 31, 2011

The following table sets forth information with respect to outstanding option awards as of July 31, 2011 for our named executive officers. We did not grant any stock awards during the year ended July 31, 2011.

	September 30,	September 30,		September 30,	September 30,
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Marvin Sackner, Former President and CEO	35,000	—		$0.88	October 17, 2012
	15,000	—		$0.40	October 28, 2013
	25,000	25,000	(1)	$0.32	February 23, 2016
	18,750	56,250	(2)	$0.43	March 8, 2017
Steven Mrha, Former COO and Secretary	225,000	—		$0.67	January 14, 2013
	25,000	25,000	(1)	$0.32	February 23, 2016
	18,750	56,250	(2)	$0.43	March 8, 2017

(1)

Options were granted on February 23, 2009 and vest annually in four equal tranches beginning on February 23, 2010. The Compensation Committee of the Company’s Board of Directors accelerated the vesting of these options upon Dr. Sackner’s retirement as an executive officer on February 28, 2011.

(2)	Options were granted on March 8, 2010 and vest annually in four equal tranches beginning on March 8, 2011.

Risk Considerations in our Compensation Programs

We have reviewed our compensation structures and policies as they pertain to risk and have determined that our compensation programs do not create or encourage the taking of risks that are reasonably likely to have a material adverse effect on the Company.

We did not grant any stock awards in the year ended July 31, 2011. As of July 31, 2011, the aggregate number of outstanding stock options (both exercisable and unexercisable) for each non-employee director was as follows:

September 30,
Name(1)	Stock Options
Jane H. Hsiao, Chairman	45,000
Taffy Gould	235,000
Morton J. Robinson, M.D.	47,500
Steven D. Rubin	35,000
Subbarao V. Uppaluri, Ph.D.	35,000

(1)	As of July 31, 2011, Dr Hsiao was not an executive officer and is therefore included in this table, and Dr. Sackner served as our Chief Executive Officer and is therefore not included in this table.

Director Compensation

For the year ended July 31, 2011, our Directors did not receive any compensation for their respective service on our Board or any committee thereof. The exception is Dr. Sackner, whose compensation for service as Director is fully reflected in the Summary Compensation Table contained in this Information Statement. The compensation included for Dr. Sackner contained in this Information Statement reflects his compensation as our CEO.

Equity Compensation Plan Information

A majority of our shareholders approved the Non-Invasive Monitoring Systems, Inc. 2000 Stock Option Plan (the “2000 Plan”) on March 28, 2001, which was our sole equity compensation plan as of July 31, 2011. We reserved a total of 2,000,000 shares of Common Stock for issuance under the 2000 Plan, subject to adjustment for stock splits or any future stock dividends or other similar changes in our Common Stock or our capital structure. As of July 31, 2011, options to purchase 848,750 shares of common stock had been granted under the 2000 Plan. The 2000 Plan expired in 2011 and no further awards have been, or will be, granted thereunder. The following table provides information about our equity compensation plans as of July 31, 2011:

	September 30,	September 30,	September 30,
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	848,750	$0.47	1,151,250	(1)
Equity compensation plans not approved by security holders(2)	992,500	$0.71	—
Total	1,841,250	$0.59	1,151,250

(1)	Represents only the 2000 Plan, which expired in 2011. No further awards have been, or will be, granted under such plan.

(2)

The approximately one million outstanding options that were not granted under shareholder approved plans consist of standalone grants made by the Board of Directors on five separate occasions, which were not part of formal equity compensation plans. In each case, the features of the grant are fully-encompassed in the grant documents. In all five grants, the only features that differ materially from grants under the 2000 Plan are as follows:

(a)	the options are transferable; and (b) Compensation Committee approval is not required for the holder to elect a “cashless exercise.” The material terms of these grants are as follows:

	September 30,	September 30,	September 30,
Grant Date	Exercise Price	Expiration Date	# Options Outstanding as of July 31, 2011
May 29, 2002	$0.75	May 29, 2012	210,000
March 1, 2003	$0.50	March 1, 2011	100,000
May 10, 2004	$0.20	May 10, 2014	160,000
October 17, 2007	$0.88	October 17, 2012	522,500

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 16, 2012 concerning the beneficial ownership of our voting stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of any class of voting stock, (ii) each of our directors, (iii) each current named executive officer and (iv) all of our current named executive officers and directors as a group. Unless otherwise noted, all holders listed below have sole voting power and investment power over the shares beneficially owned by them, except to the extent such power may be shared with such person’s spouse.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Common Stock		Series C Convertible Preferred Stock		Series D Convertible Preferred Stock
Names and Addresses of Directors, Officers and 5% Beneficial Holders (1)	No. of Shares Beneficially Owned (2)	Percent of Class (3)	No. of Shares Beneficially Owned(2)	Percent of Class (4)	No. of Shares Beneficially Owned(2)	Percent of Class (5)
Jane H. Hsiao, Ph.D., Chairman of the Board and Interim CEO (6)(15)	14,265,000	19.1%	—	*	1,164	41.7%
Marvin A. Sackner, M.D., Director (7)	3,397,182	4.8%	36,856	59.4%	50	1.8%
Taffy Gould, Director (8)	1,776,998	2.6%	—	*	50	1.8%
Morton Robinson, M.D., Director (9)	1,067,820	1.5%	1,073	1.7%	—	*
Steven D. Rubin, Director (10)	135,000	*	—	*	—	*
Subbarao V. Uppaluri, Ph.D., Director (11)	35,000	*	—	*	—	*
All Directors and Executive Officers as a group (6 Persons) (12)	20,639,500	26.9%	37,929	61.1%	1,264	45.2%

Phillip Frost, M.D. (13)	19,348,125	25.7%	525	*	1,267	45.3%
Frost Gamma Investments Trust (14)	19,347,500	25.7%	500	*	1,267	45.3%
Hsu Gamma Investments, L.P. (15)	3,670,000	5.1%	—	*	734	26.3%
Richard Rosenstock (16)	3,510,000	5.1%	—	*	—	*

*	Less than 1%

(1)	The mailing address of each 5% beneficial holder listed is 4400 Biscayne Blvd., Miami, Florida 33137.

(2)

A person is deemed to be the beneficial owner of common stock and preferred stock that can be acquired by such person within 60 days from March 16, 2012 upon exercise of option and warrants, or through the conversion of convertible preferred stock.

(3)

Based on 68,922,423 shares of common stock issued and outstanding as of March 16, 2012. Each beneficial owner’s percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised and that any convertible secured stock held by such person (but no other person) has been converted into common stock.

(4)

Based on 62,048 shares of Series C Convertible Preferred Stock issued and outstanding as of March 16, 2012. Each share of Series C Convertible Preferred Stock converts into 25 shares of common stock upon payment of a $4.20 per share of common stock conversion premium. Holders of Series C Convertible Stock are entitled to one vote for each share of Series C Convertible Stock.

(5)

Based on 2,795 shares of Series D Convertible Preferred Stock issued and outstanding as of March 16, 2012. Each share of Series D Convertible Preferred Stock converts into 5,000 shares of common stock. Holders of Series D Convertible Stock are entitled to one vote for each share of Series D Convertible Stock.

(6)

Common stock holdings include 2,150,000 shares of common stock that may be acquired upon conversion of 430 shares of Series D Convertible Preferred Stock held by the Chin Hsiung Hsiao Family Trust A, and 3,670,000 shares of common stock that may be acquired upon conversion of 734 shares of Series D Convertible Preferred Stock held by Hsu Gamma Investments, L.P. Dr. Hsiao is trustee of the Chin Hsiung Hsiao Family Trust A.

(7)

Common stock holdings include options to purchase 137,500 shares of common stock, 6,629 shares of common stock held by Dr. Sackner’s spouse, 895,774 shares of common stock which may be acquired upon conversion of 35,831 shares of Series C Convertible Preferred Stock, 250,000 shares of common stock which may be acquired upon conversion of 50 shares of Series D Convertible Preferred Stock and 25,625 shares of common stock which may be acquired by Dr. Sackner’s spouse upon conversion of 1,025 shares of Series C Convertible Preferred Stock.

(8)

Common stock holdings include options to purchase 235,000 shares of common stock and 250,000 shares of common stock which may be acquired upon conversion of 50 shares of Series D Convertible Preferred Stock. Includes securities held by the Taffy Gould Revocable Trust of which Ms. Gould is trustee and sole beneficiary and over which she has power to revoke. Does not include shares of common stock and options to purchase common stock held by family members.

(9)

Includes options to purchase 47,500 shares of common stock, 186,159 shares held jointly with Dr. Robinson’s spouse and 26,250 shares owned by Dr. Robinson’s spouse. Includes 26,829 shares of common stock which may be acquired upon conversion of 1,073 shares of Series C Convertible Preferred Stock.

(10)	Includes options to purchase 35,000 shares of common stock.

(11)	Includes options to purchase 35,000 shares of common stock.

(12)

Common stock holdings include options to purchase 535,000 shares of common stock, 948,228 shares of common stock which may be acquired upon conversion of 37,929 Series C Convertible Preferred Stock and 6,570,000 shares of common stock which may be acquired upon conversion of 1,264 shares of Series D Convertible Preferred Stock.

(13)

Common stock holdings include 625 shares of common stock that may be acquired upon conversion of 25 shares of Series C Convertible Preferred Stock. Common stock and Preferred Stock holdings include beneficial ownership of shares held by Frost Gamma Investments Trust, as described in footnote 14.

(14)

Common stock holdings include 13,125 shares of common stock that may be acquired upon conversion of 525 shares of Series C Convertible Preferred Stock and 6,335,000 shares of common stock that may be acquired upon conversion of 1,267 shares of Series D Convertible Preferred Stock. Dr. Phillip Frost is the trustee and Frost Gamma, Limited Partnership is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma, Limited Partnership. The general partner of Frost Gamma Limited Partnership is Frost Gamma Inc. and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole shareholder of Frost-Nevada Corporation.

(15)

Common stock holdings include 3,670,000 shares of common stock that may be acquired upon conversion of 734 shares of Series D Convertible Preferred Stock. Dr. Jane Hsiao is the general partner of Hsu Gamma Investments, L.P.

(16)

Based on Mr. Rosenstock’s Schedule 13G filed on March 2, 2012. Includes 100,000 shares owned by the NFS/FMTC Rollover IRA F/B/O Richard J. Rosenstock, 10,000 shares are owned by Roni Rosenstock, Mr. Rosenstock’s wife; and 3,200,000 shares are owned by Roni Rosenstock TTEE Roni Rosenstock R/L/T.

NO APPRAISAL OR DISSENTERS’ RIGHTS

Our shareholders are not entitled under the FBCA, our Articles of Incorporation or our Bylaws to dissenters’ rights due to the approval of the Amendment or the Plan, each as described in this Information Statement.

DISTRIBUTION OF THE INFORMATION STATEMENT

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy materials that we have filed with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an internet site that contains reports, proxy and information statements, and other information that we file electronically with the SEC and which are available at the SEC’s website at http://www.sec.gov.

You may request a copy of these filings at no cost by writing at Non-Invasive Monitoring Systems, Inc. Investor Relations, 4400 Biscayne Blvd., Suite 180, Miami, Florida 33137 or telephoning us at (305) 575-4200.

NO SOLICITATION OF PROXIES

This Information Statement is furnished to shareholders pursuant to the requirements of Section 14(c) under the Exchange Act to report action taken by written consent of the Majority Shareholders. No action is required upon the part of any other shareholder, and no proxy is being solicited.

By order of the Board of Directors,

Jane Hsiao, Ph.D., M.B.A.

Interim Chief Executive Officer

Chairman of the Board of Directors

March    , 2012

Annex A

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

NON-INVASIVE MONITORING SYSTEMS, INC.

Non-Invasive Monitoring Systems, Inc., a Florida corporation (the “Corporation”), hereby certifies, pursuant to and in accordance with Section 607.1006 of the Florida Business Corporation Act (the “FBCA”), for the purpose of filing these Articles of Amendment to the Articles of Incorporation of Non-Invasive Monitoring Systems, Inc. (these “Amended Articles”) with the Department of State of the State of Florida, that:

1.	The name of the Corporation is Non-Invasive Monitoring Systems, Inc.

2.	The Articles of Incorporation of the Corporation are hereby amended by deleting Subparagraph (a)(ii) of Article IV in its entirety and replacing it with the following:

“(ii) 400,000,000 shares shall be designated as Common Stock, and shall have a par value of $0.01 per share.”

3.

These Amended Articles were adopted and approved on March 14, 2012 by the Corporation’s Board of Directors and on March 16, 2012 by a written consent pursuant to Section 607.0704 of the FBCA of (i) the holders of a majority of the outstanding shares of common stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock of the Corporation, voting together as a single class, and (ii) the holders of a majority of the outstanding shares of Series D Convertible Preferred Stock of the Corporation, voting separately as a single class (the number of votes cast in favor of these Amended Articles was sufficient for approval thereof, and the number of votes cast by each voting group entitled to vote separately on these Amended Articles was sufficient for approval thereof by that voting group). These Amended Articles shall be effective upon filing with the Department of State of the State of Florida.

IN WITNESS WHEREOF, the Corporation has caused these Amended Articles to be executed by a duly authorized officer of the Corporation as of this             day of             , 2012.

NON-INVASIVE MONITORING SYSTEMS, INC.

By:
Joshua B. Weingard
Secretary

A-1

NON-INVASIVE MONITORING SYSTEMS, INC.

2011 EQUITY INCENTIVE PLAN

1. DEFINITIONS

The following terms shall have the following meanings unless the context indicates otherwise:

1.1. “Affiliate” and “Associate” shall have the respective meanings given to such terms under Rule 12b-2 under the Exchange Act.

1.2. “Award” shall mean either a Stock Option, an SAR, a Stock Award, a Stock Unit, a Performance Share, a Performance Unit, or a Cash Award.

1.3. “Award Agreement” shall mean a written agreement between the Company and the Participant that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.

1.4. “Beneficial Owner” shall have the meaning given to such term under Rule 13d-3 under the Exchange Act.

1.5. “Board” shall mean the Board of Directors of the Company.

1.6. “Cash Award” shall mean the grant by the Committee to a Participant of an award of cash as described in Section 11 below.

1.7. “Cause” shall mean (i) willful malfeasance or willful misconduct by the Employee in connection with his/her employment, (ii) continuing failure to perform such duties as are requested by the Company and/or its subsidiaries, (iii) failure by the Employee to observe material policies of the Company and/or its subsidiaries applicable to the Employee, (iv) material breach of any agreement with or duty owed to the Company and/or its subsidiaries applicable to the Employee, or (v) the commission by the Employee of (x) any felony or (y) any misdemeanor involving moral turpitude.

1.8. “Change in Control of the Company” or “Change in Control” shall mean the occurrence of any of the following events:

(a) any Person, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, or any successor section thereto, other than (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) any Subsidiaries of the Company, (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) the Frost Group, LLC or any of its Affiliates becomes, either alone or together with such Person’s Affiliates and Associates, the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities.

(b) during any period of twenty-four months, individuals who at the beginning of such period constitute the Board, and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(c) the effective date or date of consummation of any transaction or series of transactions (other than a transaction to which only the Company and one or more of its subsidiaries are parties) under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

1.9. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.10. “Committee” shall mean the Board’s Compensation Committee or any other committee of the Board appointed to administer this Plan.

1.11. “Common Stock” shall mean the common stock of the Company.

1.12. “Company” shall mean Non-Invasive Monitoring Systems, Inc., a Florida corporation.

1.13. “Disability” shall mean the inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e) (3) of the Code (or any successor section thereto) and has applied for and been granted Long Term Disability under the Company’s Long Term Disability Plan. The determination whether a Participant has suffered a Disability shall be made by the Committee, in its sole discretion, based upon such evidence as it deems necessary and appropriate, and shall be conclusive and binding on the Participant. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

1.14. “Dividend Equivalent Right” shall mean the right to receive an amount equal to the amount of any dividend paid with respect to a share of Common Stock multiplied by the number of shares of Common Stock underlying or with respect to a Stock Option, a SAR, a Stock Unit or a Performance Unit, and which shall be payable in cash, in Common Stock, in the form of Stock Units or Performance Units, or a combination of any or all of the foregoing.

1.15. “Effective Date” shall mean the date on which the Board adopts the Plan.

1.16. “Employee” shall mean an employee of the Company or any Subsidiary as described in Treasury Regulation Section 1.421-7(h).

1.17. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

1.18. “Fair Market Value” shall, unless otherwise required by any applicable provision of the Code or any Treasury Regulations, mean:

(a) if a security is listed or trading on a national securities exchange or other market system, the closing price of such security on the date of calculation (or on the last preceding trading date if such security was not traded on such date), or

(b) if such security is not listed or trading on a national securities exchange or other market system, as determined in good faith by the Board or the Committee.

1.19. “Family Members” shall mean a Participant’s spouse, parents, children, and siblings, whether by blood, marriage or adoption.

1.20. “Independent Contractor” shall mean a Person (other than a Person who is an Employee or a Nonemployee Director) or an entity that renders services to the Company or any Subsidiary.

1.21. “ISO” shall mean an “incentive stock option” as such term is used in Code Section 422.

1.22. “Nonemployee Director” shall mean a member of the Board or the board of directors of a Subsidiary who is not an Employee.

1.23. “Nonqualified Stock Option” shall mean a Stock Option that is not an ISO.

1.24. “Participant” shall mean any Employee, Nonemployee Director or Independent Contractor to whom an Award has been granted by the Committee under the Plan.

1.25. “Performance-Based Award” shall mean an Award subject to the achievement of certain performance goal or goals as described in Section 12 below.

1.26. “Performance Share” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.1 below.

1.27. “Performance Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.2 below.

1.28. “Person” shall mean any person, entity or “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

1.29. “Plan” shall mean the Non-Invasive Monitoring Systems, Inc. 2011 Equity Incentive Plan, as it may be amended from time to time.

1.30. “Retirement” shall mean the termination of the employment, other than for Cause or due to death or Disability, of a Participant who; (i) has reached the age of 65; (ii) has reached the age of 62 and has completed 5 years of service with the Company; or (iii) has reached the age of 60 and has completed 10 years of service with the Company.

1.31. “SAR” shall mean the grant by the Committee to a Participant of a stock appreciation right as described in Section 8 below.

1.32. “Stock Award” shall mean the grant by the Committee to a Participant of an Award of Common Stock as described in Section 9.1 below.

1.33. “Stock Option” shall mean the grant by the Committee to a Participant of an option to purchase Common Stock as described in Section 7 below.

1.34. “Stock Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 9.2 below.

1.35. “Subsidiary” shall mean a corporation of which the Company is the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock or any other business entity in which the Company is the Beneficial Owner, directly or indirectly, of more than 50% or any other business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

1.36. “Treasury Regulations” shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as amended from time to time.

1.37. “Vest” shall mean:

(a) with respect to Stock Options and SARs, when the Stock Option or SAR (or a portion of such Stock Option or SAR) first becomes exercisable and remains exercisable subject to the terms and conditions of such Stock Option or SAR; or

(b) with respect to Awards other than Stock Options and SARs, when the Participant has:

(i) an unrestricted right to receive the compensation (whether payable in Common Stock, cash or a combination of both) attributable to such Award (or a portion of such Award) or to otherwise enjoy the benefits underlying such Award; and

(ii) a right to transfer an Award subject to no Company-imposed restrictions or limitations other than restrictions and/or limitations imposed by Section 14 below

1.38. “Vesting Date” shall mean the date or dates on which an Award Vests.

1.39. “Voting Stock” shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

2. PURPOSE AND TERM OF PLAN

2.1. Purpose. The purpose of the Plan is to motivate certain Employees, Nonemployee Directors and Independent Contractors to put forth maximum efforts toward the growth, profitability and success of the Company and Subsidiaries by providing incentives to such Employees, Nonemployee Directors and Independent Contractors either through cash payments and/or through the ownership and performance of the Common Stock. In addition, the Plan is intended to provide incentives which will help the Company attract and retain highly qualified individuals as Employees and Nonemployee Directors and to assist in aligning the interests of such Employees and Nonemployee Directors with those of its shareholders.

2.2. Term. The Plan shall be effective as of the Effective Date; provided, however, that the Plan shall be approved by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company within 12 months before or after the Effective Date, and such approval by the shareholders of the Company shall be a condition to the right of each Participant to receive Awards hereunder. Any Award granted under the Plan prior to the approval by the shareholders of the Company shall be effective as of the date of grant (unless the Committee specifies otherwise at the time of grant), but no such Award may Vest, be paid out, or otherwise be disposed of prior to such shareholder approval. If the shareholders of the Company fail to approve the Plan in accordance with this Section 2.2, any Award granted under the Plan shall be automatically cancelled without payment of any consideration to the recipient of such Award. The Plan shall remain in effect for ten years or until earlier terminated by the Board and no Award may be granted under the Plan on a date that is more than ten years from the Effective Date; provided, however, that in the event of Plan termination or expiration, the provisions of the Plan shall remain in effect as to any Awards which remain outstanding until all such Awards have been satisfied or are terminated under the terms of this Plan or under the applicable Award Agreement.

3. ELIGIBILITY AND PARTICIPATION

3.1. Eligibility. All Employees, all Nonemployee Directors and all Independent Contractors shall be eligible to participate in the Plan and to receive Awards. An individual’s status as a member of the Committee will not affect his eligibility to participate in the Plan.

3.2. Participation. Participants shall consist of such Employees, Nonemployee Directors and Independent Contractors as the Committee in its sole discretion designates to receive Awards under the Plan. Subject to Section 7.1, an Award may also be granted to an Employee, in connection with hiring, retention or otherwise prior to the date the Employee first performs services for the Company or any Subsidiary, provided that such Awards shall not become Vested prior to the date the Employee first performs such services. Designation of a Participant in any year shall not require the Committee to designate such Person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

4. ADMINISTRATION

4.1. Responsibility. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage and administer the Plan in accordance with its terms; provided, however, that the Board may in any instance perform any of the functions of the Committee hereunder.

4.2. Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be signed by the Company and the Participant; provided, however, that in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail.

4.3. Authority of the Committee. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan, including but not limited to the following:

(a) to determine eligibility for participation in the Plan and to select Participants;

(b) to determine eligibility for and the type and size of an Award granted under the Plan;

(c) to make Awards in accordance with the terms of the Plan and to determine the terms and conditions of each Award;

(d) to supply any omission, correct any defect, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect;

(e) to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

(f) to make rules for carrying out and administering the Plan and make changes in such rules as it from time to time deems proper;

(g) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations and to vary the terms of Awards

(h) to take account of tax, securities law and other regulatory requirements of foreign jurisdictions;

(i) to accelerate the Vesting of any Award when such action or actions would be in the best interest of the Company;

(j) to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; and

(k) to take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

4.4. Action by the Committee. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members or, subject to Section 4.5 below, one or more agents to execute and deliver documents on behalf of the Committee.

4.5. Delegation of Authority. To the extent permitted by applicable law, the Committee may delegate to one or more of its members, or to one or more officers of the Company, such administrative duties as it may deem advisable; provided, however, that any such delegation shall be in writing and, provided, further, that the Committee may not delegate its authority (a) to make Awards to Participants or (b) under Sections 4.3 (a), (b), (c), (d), (e), (f), (g), (h), (i) or (j) or Section 16 of the Plan. Any action undertaken by any such member or agent in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to such members or agents. In addition, the Committee, or any Person to whom it has delegated duties under this Section 4.5, may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary whose employees have benefited from the Plan, as determined by the Committee. In the performance of its functions, the Committee shall be entitled to rely upon information, opinions, computations and advice furnished by the Company’s officers, any counsel, consultant or agent retained by the Committee, and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

4.6. Determinations and Interpretations by the Committee. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their heirs, successors, and legal representatives.

4.7. Liability. No member of the Board, no member of the Committee and no Employee shall be liable for any act or failure to act hereunder, except in circumstances involving his or her willful misconduct, or for any act or failure to act hereunder by any other member or Employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.

4.8. Indemnification. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an Employee, against any and all liabilities or expenses to which they may be subjected (including, without limitation, the reasonable fees and expenses of counsel) by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such Person’s willful misconduct.

5. SHARES SUBJECT TO PLAN

5.1. Available Shares. Subject to the provisions of Section 5.2 below, the aggregate number of shares of Common Stock which shall be available for grants or payments of Awards under the Plan during its term shall be 4,000,000 shares (the “Total Plan Shares”). In the event that (i) an Award (or portion thereof) lapses, expires or is otherwise terminated without the issuance of the shares subject to such Award or is settled by the delivery of consideration other than shares, (ii) shares are tendered to pay the exercise price of a Stock Option or other Award or (iii) shares are withheld from any award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award, such shares shall again become available for grants or Awards hereunder. Such shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company. Awards that are payable only in cash are not subject to this Section 5.1.

5.2. Adjustment to Shares. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company in the nature of a liquidating distribution or a distribution pursuant to a plan of dissolution, the Committee may, in its discretion, make a proportionate adjustment to each outstanding Award that the Committee considers appropriate so that thereafter each such Award shall be with respect to or exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Award had such Award been paid, distributed or exercised in full immediately prior to such change or distribution. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner as it deems appropriate, the number and kind of shares that may be received in respect of any Award, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards granted under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of performance periods; provided, however, that with respect to Performance-Based Awards, such modifications and/or changes do not disqualify compensation attributable to such Awards as “performance-based compensation” under Code Section 162(m). In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. The Committee’s determination of what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

5.3. No Repricing . Absent shareholder approval, neither the Committee nor the Board shall have the authority, with or without the consent of the affected holders of the Awards, to “reprice” an Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price. Adjustments in accordance with Section 5.2 above shall not be deemed “repricings” for purposes of this Section 5.3. This Section 5.3 may not be amended, altered or repealed by the Committee or the Board without the approval of the shareholders of the Company.

6. MAXIMUM INDIVIDUAL AWARDS

6.1. Maximum Aggregate Number of Shares Underlying Stock-Based Awards Granted Under the Plan to Any Single Participant. The maximum aggregate number of shares of Common Stock underlying all Awards measured in shares of Common Stock (whether payable in Common Stock, cash or a combination of both) that may be granted to any single Participant in respect of any fiscal year of the Company shall be 1,000,000 shares, subject to adjustment as provided in Section 5.2 above.

6.2. Maximum Dollar Amount Underlying Cash-Based Awards Granted Under the Plan to Any Single Participant. The maximum dollar amount that may be paid to any single Participant with respect to all Awards measured in cash (whether payable in Common Stock, cash or a combination of both) in respect of any fiscal year of the Company shall be $1,000,000.

7. STOCK OPTIONS

7.1. In General. The Committee may, in its sole discretion, grant Stock Options to Employees, Nonemployee Directors and Independent Contractors on or after the Effective Date, subject, in all cases to Section 2.2 of the Plan. The Committee shall, in its sole discretion, determine the Employees, the Nonemployee Directors and Independent Contractors who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Each Stock Option shall be subject to such terms and conditions consistent with the Plan set forth in the applicable Award Agreement and such other terms and conditions consistent with the Plan and the applicable Award Agreement as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following terms and conditions set forth in Sections 7.2 through 7.8 below.

7.2. Exercise Price. The Committee shall specify the exercise price of each Stock Option in the Award Agreement; provided, however, that the exercise price of any Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

7.3. Term of Stock Option. The Committee shall specify the term of each Stock Option in the Award Agreement shall terminate as set forth in Section 14 below or at such earlier times and upon such conditions or circumstances as the Committee shall, in its sole discretion, set forth in the Award Agreement.

7.4. Vesting Date. The Committee shall specify the Vesting Date with respect to each Stock Option in the Award Agreement; provided, that the Committee may provide in the applicable Award Agreement that any Stock Option shall Vest in such portions or installments as the Committee may, in its sole discretion, determine. The Committee may grant Stock Options that are Vested, either in whole or in part, on the date of grant. If the Committee fails to specify a Vesting Date in the Award Agreement, 25% of such Stock Option shall become exercisable on each of the first four anniversaries of the date of grant and shall remain exercisable following such anniversary date until the Stock Option expires in accordance with its terms under the Award Agreement or under the terms of the Plan. The Vesting of a Stock Option may be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerating the Vesting if certain performance goals are achieved.

7.5. Exercise of Stock Options. The Stock Option exercise price may be paid in cash or, in the sole discretion of the Committee, by the delivery of shares of Common Stock or other securities of the Company then owned by the Participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the sole discretion of the Committee, and subject to all applicable laws, rules and regulations, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned by the Participant, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that any method approved by the Committee shall comply with applicable securities laws. When payment of the exercise price for a Stock Option consists of shares of the Company’s capital stock or other securities of the Company, such securities will not be accepted as payment unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.

7.6. Additional Terms and Conditions. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, as they may determine in their sole discretion; provided, they are not inconsistent with the Plan, including, without limitation, any requirement that the Participant not engage in competition with the Company or any Subsidiary.

7.7. Conversion Stock Options. The Committee may, in its sole discretion and upon such terms and conditions as it deems appropriate, grant a Stock Option to any holder of an option (hereinafter referred to as an “Original Option”) to purchase shares of the stock of any corporation:

(a) the stock or all or substantially all of the assets of which were acquired, directly or indirectly, by the Company or any Subsidiary, or

(b) which was merged with and into the Company or a Subsidiary, so that the Original Option is converted into a Stock Option (hereinafter referred to as a “Conversion Stock Option”); provided, however, that such Conversion Stock Option as of the date of its grant (the “Conversion Stock Option Grant Date”) shall have substantially the same economic value as the Original Option as of the Conversion Stock Option Grant Date.

8. STOCK APPRECIATION RIGHTS

8.1. In General. The Committee may, in its sole discretion, grant SARs to Employees, Nonemployee Directors, and/or Independent Contractors. An SAR is a right to receive a payment in cash, Common Stock or a combination of both, in an amount equal to the excess of (x) the Fair Market Value of the Common Stock, or other specified valuation, of a specified number of shares of Common Stock on the date the SAR is exercised over (y) the Fair Market Value of the Common Stock, or other specified valuation (which shall be no less than the Fair Market Value of the Common Stock), of such shares of Common Stock on the date the SAR is granted, all as determined by the Committee. If a SAR is granted retroactively in tandem with or in substitution for a Stock Option, the designated Fair Market Value of the Common Stock in the Award Agreement shall be the Fair Market Value of the Common Stock on the date such Stock Option was granted, the SAR shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and the SAR shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercised. Each SAR shall be subject to such terms and conditions, including, but not limited to, a provision that automatically converts a SAR into a Stock Option on a conversion date specified at the time of grant, as the Committee shall impose from time to time in its sole discretion and subject to the terms of the Plan.

9. STOCK AWARDS AND STOCK UNITS

9.1. Stock Awards. The Committee may, in its sole discretion, grant Stock Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Award shall consist of shares of Common Stock which shall be subject to such terms and conditions as the Committee in its sole discretion determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the Vesting Date with respect to such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment within specified periods. With respect to the shares of Common Stock subject to a Stock Award, the Participant shall have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless the Committee determines otherwise on the date of grant. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award. As a condition to any Stock Award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award. Any share certificate issued in connection with a Stock Award may be held in the custody of the Company and will bear the following legend and/or any other legend required by this Plan, the applicable Award Agreement or applicable law:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE NON-INVASIVE MONITORING SYSTEMS, INC. 2011 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND NON-INVASIVE MONITORING SYSTEMS, INC. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF NON-INVASIVE MONITORING SYSTEMS, INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF NON-INVASIVE MONITORING SYSTEMS, INC.

9.2. Stock Units. The Committee may, in its sole discretion, grant Stock Units to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Unit is a hypothetical share of Common Stock represented by a notional account established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Stock Units. Stock Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determinations of the Vesting Date with respect to such Stock Units and the criteria for the Vesting of such Stock Units. A Stock Unit granted by the Committee shall provide for payment in shares of Common Stock at such time or times as the Award Agreement shall specify. The Committee shall determine whether a Participant who has been granted a Stock Unit shall also be entitled to a Dividend Equivalent Right.

9.3. Payout of Stock Units. Subject to a Participant’s election to defer in accordance with Section 17.3 below, upon the Vesting of a Stock Unit, the shares of Common Stock representing the Stock Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Stock Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

10. PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1. Performance Shares. The Committee may, in its sole discretion, grant Performance Shares to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Share shall consist of a share or shares of Common Stock which shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Shares that will be paid out or distributed to the Participant who has been granted Performance Shares. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below. With respect to the Performance Shares, the Participant shall have none of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless and until such Performance Shares shall have been Vested and distributed to the Participant.

10.2. Performance Units. The Committee may, in its sole discretion, grant Performance Units to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Unit is a hypothetical share or shares of Common Stock represented by a notional account which shall be established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Performance Units. Performance Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Units that will be accrued with respect to the Participant who has been granted Performance Units. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below.

10.3. Payout of Performance Shares or Performance Units. Subject to a Participant’s election to defer in accordance with Section 17.3 below, upon the Vesting of a Performance Share or a Performance Unit, the shares of Common Stock representing the Performance Share or the Performance Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Performance Share or a Performance Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

11. CASH AWARDS

11.1. In General. The Committee may, in its sole discretion, grant Cash Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Cash Award shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the Vesting Date with respect to such Cash Award, the criteria for the Vesting of such Cash Award, and the right of the Company to require the Participant to repay the Cash Award (with or without interest) upon termination of the Participant’s employment within specified periods.

12. PERFORMANCE-BASED AWARDS

12.1. In General. The Committee, in its sole discretion, may designate Awards granted under the Plan as Performance-Based Awards (as defined below) if it determines that such compensation might not be tax deductible by the Company due to the deduction limitation imposed by Code Section 162(m). Accordingly, an Award granted under the Plan may be granted in such a manner that the compensation attributable to such Award is intended by the Committee to qualify as “qualified performance-based compensation” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder) and thus be exempt from the deduction limitation imposed by Code Section 162(m) (“Performance-Based Awards”).

12.2. Qualification of Performance-Based Awards. Awards shall only qualify as Performance-Based Awards under the Plan if:

(a) at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder);

(b) with respect to either the granting or Vesting of an Award (other than (i) a Nonqualified Stock Option or (ii) a SAR, which are granted with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant), such Award is subject to the achievement of a performance goal or goals based on one or more of the performance measures specified in Section 12.3 below;

(c) the Committee establishes in writing (i) the objective performance-based goals applicable to a given performance period and (ii) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such performance period (but in no event after 25 percent of such performance period has elapsed);

(d) no compensation attributable to a Performance-Based Award will be paid to or otherwise received by a Participant until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied; and

(e) after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Code Section 162(m)) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

12.3. Performance Measures. The Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

13. CHANGE IN CONTROL

13.1. Accelerated Vesting. Notwithstanding any other provision of this Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, if there is a Change in Control of the Company, the Vesting Date and/or payout of each outstanding Award shall be accelerated so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully vested with respect to the total number of shares of Common stock subject to such Award. Upon the consummation of any Change of Control, all outstanding Awards under the Plan shall, to the extent not previously exercised, either be assumed by any successor corporation or parent thereof or be replaced with a comparable Award with respect to shares of common stock of such successor corporation or parent thereof.

13.2. Cashout. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, all or a portion of certain outstanding Awards shall terminate within a specified number of days after notice to the holders, and each such holder shall receive an amount equal to the value of such Award on the date of the Change in Control, and with respect to each share of Common Stock subject to a Stock Option or SAR, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control (or such other greater amount as the Committee may determine in its sole and absolute discretion to be equitable to prevent dilution or enlargement of Participants’ rights under the Plan) over the exercise price per share of such Stock Option or SAR. Such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine.

13.3. Assumption or Substitution of Awards. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company or may be substituted by a similar award under such entity’s compensation plans.

14. TERMINATION OF EMPLOYMENT IF PARTICIPANT IS AN EMPLOYEE

14.1. Termination of Employment Due to Death. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to death:

(a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s death shall immediately be forfeited by such Participant as of such date; and

(b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant’s death shall remain exercisable until the earlier of:

(i) the end of the 12-month period following the date of the Participant’s death, or

(ii) the date the Stock Option or SAR would otherwise expire.

14.2. Termination of Employment for Cause. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated by the Company for Cause, all Awards held by a Participant on the date of the termination of his or her employment for Cause, whether Vested or non-Vested, shall immediately be forfeited by such Participant as of such date. If a Participant’s employment is terminated for Cause during the six months following any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

14.3. Termination of Employment Due to Retirement or Disability. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to Retirement or Disability of the Participant:

(a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such Participant as of such date; and

(b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of:

(i) the end of the 36-month period following the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, or

(ii) the date the Stock Option or SAR would otherwise expire.

14.4. Other Terminations of Employment. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated for any reason other than for Cause, retirement or due to death or Disability:

(a) all non-Vested portions of Awards held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date; and all Vested portions of Stock Options and/or SARs held by the Participant on the date of the termination of his or her employment shall remain exercisable until the earlier of;

(i) the end of the 12-month period following the date of the termination of the Participant’s employment, or

(ii) the date the Stock Option or SAR would otherwise expire.

14.5. Change in Status. Notwithstanding anything to the contrary set forth in the Plan, if any Employee ceases for any reason to be an Employee but continues to perform services for the Company (whether as a Nonemployee Director, consultant, agent, Independent Contractor or otherwise), such Participant shall retain his or her Awards upon the original terms and conditions thereof; provided, however, that if such Participant thereafter ceases to perform services for the Company then the provisions of this Section 14.4 shall no longer apply and such Award shall thereafter be subject to the provisions of Section 14.1, 14.2 or 14.3, as applicable.

14.6. Committee Discretion. Notwithstanding anything contained in the Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, the Committee may, in its sole discretion, provide that:

(a) any or all non-Vested portions of Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire;

(b) any or all Vested portions of Nonqualified Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire; and/or

(c) any or all non-Vested portions of Stock Awards, Stock Units, Performance Shares, Performance Units, and/or Cash Awards held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately Vest or shall become Vested on a date that occurs on or prior to the date the Award is scheduled to vest.

(d) Cancellation and Rescission of Awards Due to Detrimental Activity. Unless the Award Agreement specifies otherwise, and regardless of whether the Participant’s employment or engagement with the Company is terminated (whether for Cause or otherwise), the Committee may cancel, rescind, or otherwise withhold any Awards held by a Participant, whether Vested or non-Vested, and any such Awards shall immediately be forfeited by such Participant at any time that the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any “Detrimental Activity.” For purposes of this Section 14.6, “Detrimental Activity” shall include: (i) the rendering of services, directly or indirectly, to or for the benefit of any organization or engaging directly or indirectly in any business which is competitive with the Company, or which organization or business, or the rendering of services to or for the benefit of such organization, is prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any “confidential information,” as defined in the Company’s Employee Handbook, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign exclusively to the Company, all right title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment with the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) a violation of any rule, policy, procedure or guideline of the Company, including but not limited to the Company’s Code of Conduct; (v) any attempt, directly or indirectly, to induce any employee of the Company to be employed or render services other than for the Company, or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier, or partner of the Company, other than in connection with the Company’s business; (vi) the Participant being convicted of, or entering a guilty plea with respect to a crime, whether or not connected with the Company; (vii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company or (viii) any agreement, whether or not in writing, to do any of the foregoing. Upon exercise, payment or delivery pursuant to an Award, the Participant may be required to certify, in a manner acceptable to the Committee, that he or she is in compliance with all of the terms and conditions of the Plan and is not and has not engaged in any Detrimental Activity. In the event a Participant fails to comply with the provisions of this Section 14.6 after the grant of the Award and prior to, or during the six months after any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

15. TAXES

15.1. Withholding Taxes. With respect to Employees, the Company, or the applicable Subsidiary, may require a Participant whose Stock Award, Stock Unit, Performance Share or Performance Unit granted hereunder has Vested, or who exercises a Stock Option or SAR granted hereunder to reimburse the Company or the Subsidiary which employs such Participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares or the payment of any amounts. In lieu thereof, the Company or the Subsidiary which employs such Participant, shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary, as applicable, to the Participant upon such terms and conditions as the Committee shall in its sole discretion prescribe. The Company or the Subsidiary that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the Vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Stock Option or SAR as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated by or paid to the Company or such Subsidiary.

15.2. Use of Common Stock to Satisfy Withholding Obligation. With respect to Employees, at any time that the Company, Subsidiary or other entity that employs such Participant becomes subject to a withholding obligation under applicable law with respect to the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Nonqualified Stock Option (the “Tax Date”), except as set forth below, a holder of such Award may, subject to the approval of the Committee, elect to satisfy, in whole or in part, the holder’s related personal tax liabilities (an “Election”) by (i) directing the Company, Subsidiary or other entity that employs such Participant to withhold from shares issuable in the related vesting or exercise either a specified number of shares or shares of Common Stock having a specified value (in each case equal to the related minimum statutory personal withholding tax liabilities with respect to the applicable taxing jurisdiction in order to comply with the requirements for a “fixed plan” under Accounting Principals Board Opinion No. 25), (ii) tendering shares of Common Stock or other securities of the Company previously issued pursuant to the exercise of a Stock Option or other shares of the Common Stock owned by the holder, or (iii) combining any or all of the foregoing Elections in any fashion. The foregoing notwithstanding, however, when previously issued shares of Common Stock or other securities of the Company are tendered pursuant to an Election, such tender of shares will not be accepted unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes. An Election shall be irrevocable. The withheld shares and other shares of Common Stock or other securities tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may in its sole discretion disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including conditions or restrictions with respect to Section 16 of the Exchange Act.

15.3. No Guarantee of Tax Consequences. No Person connected with the Plan in any capacity, including, but not limited to, the Company and any Subsidiary and their respective directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

16. AMENDMENT AND TERMINATION

16.1. Termination of Plan. The Board or the Committee may suspend or terminate the Plan at any time with or without prior notice; provided, however, that no action authorized by this Section 16.1 shall reduce the amount of any outstanding Award or adversely change the terms and conditions thereof without the Participant’s consent.

16.2. Amendment of Plan. Provided that no amendment may adversely affect the rights of any Participant under any outstanding Award without the Participant’s consent; and, provided further, that no such amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or the rules of any national securities exchange or other market system on which the Company’s securities are then listed or traded; and, provided further, that the Board or the Committee may not, without shareholder approval, increase the maximum number of shares issuable under the Plan, the Board or the Committee may amend the Plan at any time with or without prior notice. Notwithstanding any provision herein to the contrary, the Board or the Committee shall have broad authority to amend the Plan or any Award to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

16.3. Amendment or Cancellation of Award Agreements. Without limitation to the rights of the Committee under Sections 4.3 and 14.6 of the Plan, the Committee may amend or modify any Award Agreement at any time by mutual agreement between the Committee and the Participant or such other Persons as may then have an interest therein. In addition, by mutual agreement between the Committee and a Participant or such other Persons as may then have an interest therein, Awards may be granted to an Employee, Nonemployee Director or Independent Contractor in substitution and exchange for, and in cancellation of, any Awards previously granted to such Employee, Nonemployee Director or Independent Contractor under the Plan, or any award previously granted to such Employee, Nonemployee Director or Independent Contractor under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company.

17. MISCELLANEOUS

17.1. Other Provisions. Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines in its sole discretion on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the Participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of Vesting of Awards in the event of a Change in Control of the Company, for the payment of the value of Awards to Participants in the event of a Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.

17.2. Transferability. Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder and Stock Options and SARs shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that the Committee may in its sole discretion permit the transfer of an Award to a Participant’s Family Members or to one or more trusts established in whole or in part for the benefit of one or more such Family Members In the event of the death of a Participant, each Stock Option or SAR theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant and then only by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant’s rights under the Stock Option or SAR shall pass by will or the laws of descent and distribution.

17.3. Election to Defer Compensation Attributable to Award. The Committee may, in its sole discretion, allow a Participant to elect to defer the receipt of any compensation attributable to an Award under guidelines and procedures to be established by the Committee after taking into account the advice of the Company’s tax counsel.

17.4. Listing of Shares and Related Matters. If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be exercised, distributed or paid out, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any national securities exchange or other market system on which the Company’s securities are listed or traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

17.5. No Right, Title, or Interest in Company Assets. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other Person. The Plan is intended to constitute an unfunded plan for incentive compensation. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

17.6. No Right to Continued Employment or Service or to Grants. The Participant’s rights, if any, to continue to serve the Company as a director, officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, and the Company or the applicable Subsidiary reserves the right to terminate the employment of any Employee or the services of any Independent Contractor or director at any time. The adoption of the Plan shall not be deemed to give any Employee, Nonemployee Director, Independent Contractor or any other individual any right to be selected as a Participant or to be granted an Award.

17.7. Awards Subject to Foreign Laws. The Committee may grant Awards to individual Participants who are subject to the tax laws of nations other than the United States, and such Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action, which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 17.7 and no action may be taken which would result in a violation of the Exchange Act or any other applicable law.

17.8. Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Florida without reference to principles of conflict of laws, except as superseded by applicable federal law or as otherwise provided in any Award Agreement.

17.9. Other Benefits. No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits or compensation under any other benefit or compensation plan of the Company or any Subsidiary now or subsequently in effect.

17.10. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine in its sole discretion whether cash, Common Stock, Stock Options, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17.11. Authority of the Company and Shareholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

17.12. Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the plan preclude the Company from establishing any other forms of incentive or other compensation for Employees and Nonemployee Directors of the Company or any Subsidiary.